UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 2, 2023

CACTUS ACQUISITION CORP. 1 LTD.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Trust Agreement

On November 2, 2023, upon the shareholders’ approval of the Trust Extension Proposal (as defined and described in Item 5.07 below), Cactus Acquisition Corp. 1 Ltd. (the “Company”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated November 2, 2021 and amended on April 20, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to allow the extension of the date by which the Company must consummate its initial business combination from November 2, 2023 to November 2, 2024, or such earlier date as may be determined by the Company’s board of directors (the “Extension”).

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2023, the Company filed an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”) with the Registrar of Companies in the Cayman Islands. The Extension Amendment extends the date by which the Company must consummate its initial business combination from November 2, 2023 to November 2, 2024, or such earlier date as determined by the Company’s board of directors.

The foregoing description is qualified in its entirety by reference to the Extension Amendment a copy of which is attached as Exhibit 3.1 hereto and which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 2, 2023, the Company held an extraordinary general meeting of the Company (the “Meeting”). At the Meeting, the Company’s shareholders approved the following proposals: (i) approval, by way of special resolution, of the Extension Amendment to the Amended and Restated Articles, to extend the date by which the Company has to consummate a business combination from November 2, 2023 to November 2, 2024 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”); and (ii) an amendment to the Company’s Trust Agreement to extend the date by which the Company would be required to consummate a business combination from November 2, 2023 to November 2, 2024, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension Proposal”).

The affirmative vote of at least two-thirds (2/3) of the ordinary shares of the Company, consisting of the Class A ordinary shares and Class B ordinary shares, voting as a single class, voted at the Meeting was required to approve the Articles Extension Proposal, while the affirmative vote of at least 65% of the outstanding ordinary shares entitled to vote on the Trust Extension Proposal was required to approve that proposal. The requisite majority for each such proposal was achieved at the Meeting.

347,980 Class A ordinary shares were redeemed in connection with the vote on the Articles Extension Proposal, resulting in 5,074,871 outstanding ordinary shares following the Meeting, consisting of the following:

•	5,074,870 Class A ordinary shares, comprised of:
•	1,912,371 publicly-held Class A ordinary shares; and
•	3,162,499 “founder shares” (Class A ordinary shares that had been converted from Class B ordinary shares held by the Company’s sponsor, Cactus Healthcare Management LP (the “Sponsor”)); and
•	One Class B ordinary share (held by the Sponsor).

Set forth below are the final voting results for each of the proposals:

Articles Extension Proposal

The Articles Extension Proposal was approved by 96.2% of the ordinary shares voted at the Meeting. The voting result of the ordinary shares was as follows:

For	Against	Abstain
4,989,139	198,892	0

Trust Extension Proposal

The Trust Extension Proposal was approved by 92.0% of outstanding ordinary shares entitled to vote on the Trust Extension Proposal. The voting result of the ordinary shares was as follows:

For	Against	Abstain
4,989,139	198,892	0

Item 8.01. Other Events.

Monthly Sponsor Contributions to Trust Account

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on October 30, 2023, following the approval of the Articles Extension Proposal and Trust Extension Proposal by the requisite majorities at the Meeting, the Sponsor will begin funding monthly deposits into the Company’s trust account (each such deposit, a “Contribution”). The Contributions will be made on the 15th day of each calendar month, beginning in November 2023, and until (but not including) November 2024. Each Contribution will be in an amount equal to the lesser of (x) $20,000 and (y) $0.01 per publicly-held Class A ordinary share, multiplied by the number of publicly-held Class A ordinary shares outstanding on such applicable date. The maximum aggregate Contributions over the course of the twelve-month period would be $240,000.

Based on the number of publicly-held Class A ordinary shares outstanding following the Meeting, the Company estimates that the Sponsor’s actual monthly Contributions will be $19,123.71 each.

The Company has not asked the Sponsor to reserve for, nor has the Company independently verified whether the Sponsor will have sufficient funds to satisfy, any such Contributions.

If the Sponsor fails to make a Contribution by an applicable contribution date (subject to a three business day grace period), the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Amended and Restated Articles. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any undertaking to make Contributions will terminate.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to Articles 49.7 and 49.8 of the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to Investment Management Trust Agreement, dated as of November 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACTUS ACQUISITION CORP. 1 LTD.

By:	/s/ Stephen T. Wills
Name:	Stephen T. Wills
Title:	Chief Financial Officer

Date: November 2, 2023